BT Investment Funds
Pacific Basin Equity Fund
Supplement to Prospectus dated August 24, 1998

The following supplements the section "Risk Factors: Matching the Funds to Your Investment Needs" on page 14 of the Prospectus:

Developments Affecting Malaysian Securities

As part of its investment strategy of holding securities of companies in a number of Pacific Basin countries, the Pacific Basin Equity Portfolio has a significant holding of Malaysian securities.

On September 1, 1998, the Government of Malaysia imposed a series of restrictions affecting investments in Malaysian securities. These restrictions included capital and foreign exchange controls which severely restrict the ability of foreign investors, including the Portfolio, from transferring assets out of Malaysia. Generally, a foreign investor must wait 12 months before it can convert assets into U.S. dollars or make transfers. The Portfolio, therefore, has no immediate prospect of reducing its Malaysian holdings.

       The Portfolio is treating its investments in Malaysian securities as illiquid and is pricing them at fair value, in accord with required procedures. The percentage of the Portfolio's assets invested in Malaysian or other illiquid securities fluctuates with changes in the value of those securities and the value of the remainder of the Portfolio's assets. The percentage of Malaysian securities as of November 23 was 10 percent. The Portfolio does not presently intend to purchase additional Malaysian securities. There is no assurance, however, that the percentage of Malaysian or other illiquid securities will not increase as the value of Malaysian securities or the rest of the Portfolio change. On at least one day since imposition of exchange controls, the Portfolio's illiquid holdings have been above fifteen percent, due primarily to its holdings of Malaysian securities.

It is possible that the Government of Malaysia will impose additional controls, or modify existing controls, which could either harm or benefit the Portfolio.

November 25, 1998